COLONIAL NORTH CAROLINA TAX-EXEMPT FUND        ANNUAL REPORT

[GRAPHIC OF NORTH CAROLINA CAPITAL BUILDING]

JANUARY 31, 2000

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, their prices declined. In response to this environment, the Federal Reserve Board implemented three interest-rate hikes, the first of which was in June, to slow the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals lose less value than their Treasury counterparts during the year. Investors were lured back to the municipal market after a long-term hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled considerably as issuers reduced their refinancing and new issue activity in response to rising interest rates. Under these circumstances, municipal bond investors experienced a tax-exempt yield that was attractive compared to their taxable counterparts without having to compromise quality.

These challenging bond market conditions were reflected in the Fund's negative one-year total return. It's important to remember, however, to focus on long-term performance since it is a more accurate indicator of investment potential. That said, the Fund has provided top-quartile returns for the three- and five-year periods ended January 31, 2000, according to Lipper, Inc.(1)

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial North Carolina Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.


Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    March 10, 2000

(1) Lipper, Inc. a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper North Carolina Municipal Debt Category was negative 6.25% for the 12 months ended January 31, 2000. The Fund's Class A shares were ranked in the second quartile for the one year (19 out of 39 funds), in the first quartile for three years (8 out of 36 funds) and in the first quartile for five years (6 out of 32 funds). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

     Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

----------------------------------------
|  Not FDIC  |     May Lose Value      |
|            |-------------------------|
|  Insured   |     No Bank Guarantee   |
----------------------------------------

HIGHLIGHTS

-    FEDERAL RESERVE BOARD RAISED RATES TO SLOW THE ECONOMY.

     In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy, which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite directions.

-    MUNICIPALS HELD UP BETTER THAN TREASURYS AMID RISING RATES.

     Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted more investors while supply diminished, which provided municipals with a measure of insulation from rising interest rates.

-    SHORT-TERM OBLIGATIONS OUTPERFORMED LONG-TERM ISSUES AS INTEREST RATES
     ROSE.

     Securities such as short-term municipals outperformed long-term issues later in the period. This was expected as bonds with shorter maturities are less sensitive to interest rates.




                     MUNICIPAL VS. TREASURY BOND PERFORMANCE
                                1/31/99 - 1/31/00

                                  [LINE GRAPH]

Lehman Brothers Municipal Bond Index                (3.63)%
Salomon 30-Year Treasury Index                     (15.00)%



Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.





NET ASSET VALUE PER SHARE AS OF 1/31/00

CLASS A                 $6.81

CLASS B                 $6.81

CLASS C                 $6.81


DISTRIBUTIONS DECLARED FROM 2/1/99 TO 1/31/00

CLASS A                $0.318

CLASS B                $0.264

CLASS C                $0.285


A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.


SEC YIELDS ON 1/31/00

CLASS A                 4.52%

CLASS B                 3.97%

CLASS C                 4.28%


The 30-day SEC yield reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.87% for Class C shares.


TAXABLE-EQUIVALENT SEC YIELDS ON 1/31/00

CLASS A                 8.11%

CLASS B                 7.13%

CLASS C                 7.68%


Taxable-equivalent SEC yields are based on the combined maximum effective 44.3% federal and North Carolina state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

ANNUAL REPORT: COLONIAL NORTH CAROLINA TAX-EXEMPT FUND


                           PORTFOLIO MANAGER'S REPORT




QUALITY BREAKDOWN AS OF 1/31/00

AAA                     39.9%

AA                      34.4%

A                       17.9%

BBB                      4.0%

NON-RATED                2.8%

CASH EQUIVALENTS         1.0%



Quality breakdown categories are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this quality breakdown in the future.


BOUGHT

We purchased single A-rated bonds issued by Stanley Memorial (1.6% of net assets). This regional hospital is financially solid and is one of the most desirable small hospitals in the region. Because of its financial strength and dominant market share, it has a high credit rating and could benefit from consolidation in the hospital sector. Additionally, we purchased DePaul Assisted Living Facility (0.6% of net assets), which benefits from North Carolina's growing retirement community.

INVESTMENT ACTIVITY WAS INITIALLY FOCUSED ON HIGHER-YIELDING BONDS

At the beginning of 1999, our outlook called for continued low inflation and modest economic growth in response to the global economic and market turmoil of the fall of 1998. Based on those expectations, our investment strategy at that time was to extend the Fund's duration and structure the portfolio with bonds that tend to do well during periods of declining interest rates. As part of this strategy, we looked for bonds, such as zero coupons, that we thought would help enhance the Fund's total return potential and help maintain the Fund's income level.

RISING INTEREST RATES INITIATED A MORE CONSERVATIVE STRATEGY

We adjusted our initial strategy mid-year to a more conservative approach as interest rates began to rise. Rather than dramatically change the structure of the portfolio and sell bonds we believed would ultimately serve the Fund well, we implemented strategies in the interim to cushion the Fund against rising rates. More specifically, we reduced the Fund's duration and increased holdings in fundamentally sound issues and moved away from longer-maturity bonds. By adjusting to a more conservative strategy, the Fund was at less risk as interest rates rose and was positioned to benefit from a longer-term environment of steady economic growth with low to moderate inflation.

FUND PERFORMANCE OVERVIEW

For the 12-month period, the Fund generated a total return of negative 6.33% for Class A shares, without a sales charge. This disappointing performance reflects the challenging fixed-income conditions that prevailed throughout 1999. Moreover, we were overweighted in zero coupon bonds and deep discount bonds which are more sensitive to interest rate movements than current coupon bonds with comparable maturities. However, we adjusted our investment strategy mid-year which helped the Fund rebound in the fourth quarter.

NORTH CAROLINA ECONOMY REMAINS STRONG AND STEADY

A strong and diversifying economy combined with a history of conservative financial management support North Carolina's AAA rating. During the 1990's, the state's economy moved away from its traditional dependence on textile and manufacturing base toward such sectors as financial services, technology, education and research. This transformation has resulted in significant job growth. Below-average business costs enabled the state to attract numerous corporate relocations that have resulted in rapid growth in the state's per capita personal income. The unemployment rate remains consistently below the national average. Economic growth has fueled healthy gains in state revenues that enabled it to amass significant budgetary reserves. Although the reserve will be drawn down because of an adverse ruling regarding the intangible tax, the state has historically acted in a prudent manner to deal with fiscal adversity. We expect that the state will replenish its budget reserve balances once its court-mandated payments are made.

FAVORABLE OUTLOOK

Looking ahead, we believe there are signs of continuing growth for 2000, similar to what we've seen over the last few years. We expect high productivity to remain. We expect a moderate pickup in inflation of a little more than 2%. We suspect that further interest rate increases are in store for the first part of 2000, since the economy is entering the year with such strong momentum. In this environment, our strategy would be to structure the Fund to be less sensitive to interest rate movements by shortening its duration and adjusting the portfolio as market conditions warrant. We will continue to actively manage the Fund's positioning in an effort to add value for our investors.

/s/ Brian M. Hartford

BRIAN HARTFORD is portfolio manager of Colonial North Carolina Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor uses futures contracts to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.



Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.



TOP FIVE SECTOR BREAKDOWNS
1/31/00 vs. 1/31/99

                                  [BAR CHART]

                                   1/31/00                               1/31/99
                                   -------                               -------
Refunded Escrowed                   19.5%                                 14.6%

Local Appropriated                  19.4%                                 20.0%

Hospitals                           11.6%                                 10.6%

Education                            7.4%                                  9.5%

Joint Power Authority                7.3%                                  6.7%


Sector breakdown categories are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this sector breakdown in the future.



SOLD

We sold a AAA-rated multi-family housing bond at a premium due to deteriorating credit quality resulting from HUD's restructuring efforts. We sold it to lock in a price gain and to avoid the possibility that the bond could be retired by its issuer before its maturity date.

                            PERFORMANCE INFORMATION




PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE
CLASSES 9/1/93 - 1/31/00

                   Without          With
                    sales           sales
                   charge          charge
                   ------          ------
Class A            $12,641        $12,040

Class B            $12,046        $12,046

Class C            $12,121        $12,121


PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 9/1/93 - 1/31/00



                                  [LINE GRAPH]



                                            Fund without                 Fund with                 Lehman Brothers
                                            sales charge                sales charge             Municipal Bond Index
                                            ------------                ------------             --------------------
                   8/31/93                     10000                       10000                       10000
                   9/30/93                     10084                        9605                       10114
                   10/31/93                     9900                        9430                       10133.2
                   11/30/93                    10052                        9575                       10044.04
$20,000            12/29/93                    10149                        9668                       10255.97
                   1/31/94                     10167                        9684                       10372.9
                   2/28/94                      9667                        9208                       10104.2
                   3/31/94                      9329                        8886                        9692.99
                   4/30/94                      9332                        8889                        9775.38
                   5/31/94                      9710                        9249                        9860.43
                   6/30/94                      9491                        9040                        9800.26
$15,000            7/31/94                      9579                        9124                        9979.62
                   8/31/94                      9653                        9194                       10014.5
                   9/30/94                      9389                        8943                        9867.34
                   10/31/94                     8926                        8502                        9691.7
                   11/30/94                     9129                        8695                        9516.28
                   12/28/94                     9305                        8863                        9725.64
$10,000            1/31/95                      9827                        9360                       10003.8
                   2/28/95                      9918                        9447                       10294.9
                   3/31/95                     10184                        9700                       10413.3
                   4/30/95                     10129                        9649                       10425.8
                   5/31/95                     10529                       10029                       10758.4
                   6/30/95                     10356                        9864                       10664.8
$ 5,000            7/31/95                     10182                        9698                       10766.1
                   8/31/95                     10422                        9927                       10902.8
                   9/30/95                     10528                       10028                       10971.5
                   10/31/95                    10694                       10187                       11130.6
                   11/30/95                    10998                       10476                       11315.4
                   12/27/95                    11015                       10492                       11423.99
                   1/31/96                     11123                       10595                       11510.8
                   2/29/96                     10988                       10466                       11432.5
                   3/31/96                     10591                       10088                       11286.2
                   4/30/96                     10670                       10163                       11254.6
                   5/31/96                     10718                       10209                       11250.1
                   6/30/96                     10768                       10257                       11372.7
                   7/31/96                     11160                       10630                       11475.1
                   8/31/96                     11036                       10513                       11472.8
                   9/30/96                     11259                       10725                       11633.4
                   10/31/96                    11357                       10818                       11764.9
                   11/30/96                    11390                       10849                       11980.2
                   12/27/96                    11472                       10927                       11929.8
                   1/31/97                     11520                       10974                       11952.5
                   2/28/97                     11539                       10991                       12062.5
                   3/31/97                     11395                       10854                       11902.04
                   4/30/97                     11527                       10979                       12002.02
                   5/31/97                     11740                       11182                       12183.3
                   6/30/97                     11906                       11340                       12313.6
                   7/31/97                     12055                       11482                       12654.7
                   8/31/97                     12024                       11453                       12535.7
                   9/30/97                     12225                       11644                       12684.9
                   10/31/97                    12210                       11630                       12766.1
                   11/30/97                    12362                       11775                       12641.4
                   12/26/97                    12532                       11937                       13028.9
                   1/31/98                     12580                       11982                       13163.1
                   2/28/98                     12494                       11901                       13167.1
                   3/31/98                     12662                       12061                       13178.9
                   4/30/98                     12575                       11978                       13119.6
                   5/31/98                     12762                       12156                       13326.9
                   6/30/98                     12829                       12220                       13378.9
                   7/20/98                     12845                       12235                       13412.3
                   8/20/98                     13016                       12398                       13620.2
                   9/20/98                     13206                       12579                       13790.5
                   10/20/98                    13239                       12610                       13790.5
                   11/20/98                    13273                       12643                       13838.7
                   12/20/98                    13322                       12689                       13873.3
                   1/20/99                     13442                       12804                       14038.4
                   2/20/99                     13384                       12748                       13976.6
                   3/20/99                     13395                       12759                       13996.2
                   4/20/99                     13424                       12786                       14038.2
                   5/20/99                     13309                       12677                       13949.8
                   6/20/99                     13050                       12430                       13748.9
                   7/20/99                     13170                       12544                       13798.4
                   8/20/99                     12982                       12365                       13688.1
                   9/20/99                     12940                       12325                       13693.5
                   10/20/99                    12623                       12023                       13545.6
                   11/20/99                    12873                       12262                       13689.2
                   12/20/99                    12720                       12116                       13586.6
                   1/31/00                     12641                       12041                       13526.8


AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/00

Share Class                  A                         B                         C
                 ------------------------  ------------------------  ------------------------
Inception                 9/1/93                    9/1/93                    8/1/97
                 ------------------------  ------------------------  ------------------------
                    Without    With Sales     Without    With Sales     Without    With Sales
                 Sales Charge    Charge    Sales Charge    Charge    Sales Charge    Charge
                 ------------    ------    ------------    ------    ------------    ------
 1 year             (6.33)%     (10.78)%      (7.03)%     (11.51)%      (6.75)%      (7.65)%
 5 years             5.54         4.52         4.75         4.42         4.88         4.88
 Life of Fund        3.72         2.93         2.94         2.94         3.04         3.04


AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/99

Share Class                  A                         B                         C
                 ------------------------  ------------------------  ------------------------
                    Without    With Sales     Without    With Sales     Without    With Sales
                 Sales Charge    Charge    Sales Charge    Charge    Sales Charge    Charge
                 ------------    ------    ------------    ------    ------------    ------
 1 year             (4.63)%      (9.16)%      (5.35)%      (9.91)%      (5.06)%      (5.98)%
 5 years             6.48         5.45         5.69         5.37         5.82         5.82
 Life of Fund        3.89         3.10         3.12         3.12         3.22         3.22


Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss of a sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C share (newer class shares) performance information includes returns of the Fund's Class B shares (the oldest existing Fund class with a similar cost structure) for periods prior to its inception date. These Class B share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class B shares and Class C shares.

INVESTMENT PORTFOLIO


January 31, 2000
(In thousands)


MUNICIPAL BONDS - 98.1%                                      PAR          VALUE
-----------------------                                      ---          -----
EDUCATION - 10.7%
EDUCATION - 7.4%
East Carolina University,
  Series 1994,
   6.200% 11/01/15                                         $   475       $   489
PR Commonwealth of Puerto Rico,
  Ana G. Mendez University System,
  Series 1999,
   5.375% 02/01/19                                             275           240
State Educational Facilities Authority,
  Wake Forest University,
  Series 1998,
   5.000% 11/01/17                                             250           220
State Educational Facilities Finance Agency,
  Duke University, Series C,
   6.750% 10/01/21                                           1,235         1,290
                                                                         -------
                                                                           2,239
                                                                         -------
STUDENT LOAN - 3.3%
State Education Assistance Authority,
  Series 1996 C,
   6.350% 07/01/16                                           1,000           994
                                                                         -------
HEALTHCARE - 11.5%
HOSPITALS
Charlotte-Mecklenburg Hospital,
  Carolinas Healthcare Systems:
  Series A:
   5.000% 01/15/17                                             750           644
   6.250% 01/01/20                                             485           485
  Series 1996 A,
   5.750% 01/15/21                                             250           233
Gaston Health Care,
  Series 1998,
   5.000% 02/15/19                                             750           613
State Medical Care Commission:
  Annie Penn Memorial Hospital,
  Series 1998,
   5.375% 01/01/22                                             625           474
Stanley Memorial Hospital,
  Series 1999,
   6.375% 10/01/29                                             500           474
Wilson Memorial Hospital,
  Series 1997,
   (a) 11/01/14                                              1,380           570
                                                                         -------
                                                                           3,493
                                                                         -------
HOUSING - 12.3%
ASSISTED LIVING - 0.6%
State Medical Care Commission,
  DePaul Community Facilities Project,
  Series 1999,
   7.625% 11/01/29                                             200           190
                                                                         -------
MULTI-FAMILY - 6.8%
Eastern Carolina Regional Housing
  Authority, New River Apartments
  Jacksonville, Series 1994,
   8.250% 09/01/14                                             240           243
Raleigh Housing Authority,
  Cedar Point Apartments,
  Series 1999 A,
   5.875% 05/01/30                                             500           447
State Housing Finance Agency,
  Series F,
   6.600% 07/01/17                                         $ 1,340       $ 1,387
                                                                         -------
                                                                           2,077
                                                                         -------
SINGLE-FAMILY - 4.9%
State Housing Finance Agency:
  Series W,
   6.450% 09/01/14                                             430           437
  Series KK,
   5.500% 03/01/09                                             305           304
  Series 1998,
   5.250% 03/01/17                                             750           741
                                                                         -------
                                                                           1,482
                                                                         -------
OTHER - 19.3%
REFUNDED/ESCROWED (b)
Cumberland County,
  Civic Center Project,
  Series 1995 A,
   6.400% 12/01/24 (c)                                       1,000         1,078
Eastern Municipal Power Agency:
  Series 1987 A,
   4.500% 01/01/24                                           1,750         1,436
  Series 1991 A,
   6.500% 01/01/18 (c)                                       1,500         1,609
Lincoln County,
  Lincoln County Hospital,
   9.000% 05/01/07                                             235           263
State Municipal Power Agency,
  Catawba No. 1,
  Series 1990,
   5.500% 01/01/13                                           1,000           998
Wake County,
  Series 1993,
   5.125% 10/01/13                                             500           479
                                                                         -------
                                                                           5,863
                                                                         -------
TAX-BACKED - 29.7%
LOCAL APPROPRIATED - 19.3%
Chapel Hill,
  Parking Facilities,
  Series 1994,
   6.450% 12/01/23                                             500           507
Charlotte:
  Charlotte-Mecklenburg Law Project,
  Series 1993 B,
   5.375% 06/01/13                                             500           482
Cityfair Parking Facility,
  Series 1994 A,
   6.125% 06/01/10                                             430           445
Cumberland County,
  Civic Center Project,
  Series 1998,
   5.000% 12/01/18                                           1,000           863
Durham County
  Hospital & Office Facilities:
  Series 1994,
   6.000% 05/01/14 (c)                                       1,000         1,044
  Series 1997,
   5.000% 05/01/14                                             500           454

January 31, 2000
(In thousands)


MUNICIPAL BONDS (CONTINUED)                                  PAR          VALUE
---------------------------                                  ---          -----
Harnett County,
  Harnett County Projects,
  Series 1994,
   6.400% 12/01/14                                         $   250       $   263
Randolph County,
  Randolph County Project,
  Series 1995,
   5.300% 06/01/15                                             500           465
Rowan County,
  Justice Center Project,
  Series 1992,
   6.250% 12/01/07                                             500           524
Sampson Area,
  Series 1999,
   4.750% 06/01/24                                           1,000           802
                                                                         -------
                                                                           5,849
                                                                         -------
LOCAL GENERAL OBLIGATIONS - 2.8%
Mecklenburg County,
  Series 1998 B,
   4.500% 02/01/16                                           1,000           838
                                                                         -------
STATE APPROPRIATED - 0.6%
PR Commonwealth of Puerto Rico,
  Public Buildings Authority,
  Series 1993 M,
   5.700% 07/01/16                                             200           195
                                                                         -------
STATE GENERAL OBLIGATIONS - 7.0%
PR Commonwealth of Puerto Rico,
  Aqueduct & Sewer Authority:
  Series 1995,
   6.250% 07/01/12                                           1,000         1,057
  Series 1996,
   6.500% 07/01/14                                           1,000         1,076
                                                                         -------
                                                                           2,133
                                                                         -------
TRANSPORTATION - 3.5%
AIR TRANSPORTATION
Charlotte,
  USAir Inc.,
  Series 1998,
   5.600% 07/01/27                                             200           153
  Series 1999, IFRN (variable rate),
   8.295% 06/15/22 (d)                                       1,000           922
                                                                         -------
                                                                           1,075
                                                                         -------
UTILITY - 11.1%
JOINT POWER AUTHORITY - 7.2%
Eastern Municipal Power Agency:
  Series 1993 B,
   6.000% 01/01/22                                             500           489
  Series 1999 D,
   6.700% 01/01/19                                             500           491
State Municipal Power Agency,
  Catawba Electric No. 1,
  Series 1998 A,
   5.500% 01/01/15                                           1,250         1,204
                                                                         -------
                                                                           2,184
                                                                         -------
MUNICIPAL ELECTRIC - 3.9%
University of North Carolina at
  Chapel Hill:
   (a) 08/01/13                                            $ 2,000       $   913
  Series 1997,
   (a) 08/01/20 (c)                                          1,000           280
                                                                         -------
                                                                           1,193
                                                                         -------
TOTAL MUNICIPAL BONDS (cost of $31,041)                                   29,805
                                                                         -------

OPTIONS - 0.1%                                            CONTRACTS
--------------                                            ---------
June 2000 Treasury Bond Put,
  Strike Price 86, expiration 06/16/00
  (cost of $47)                                                 53            22
                                                                         -------
TOTAL INVESTMENTS - 98.2% (cost of $31,088) (e)                           29,827
                                                                         -------

SHORT-TERM OBLIGATIONS - 1.0%                               PAR
-----------------------------                               ---
VARIABLE RATE DEMAND NOTES (f)
IL Naperville,
  Series 1999,
   3.300% 12/01/29                                         $   100           100
TX Gulf Coast Waste Disposal Authority,
  Monsanto Co.,
  Series 1994,
   3.450% 04/01/13                                             200           200
                                                                         -------
TOTAL SHORT-TERM OBLIGATIONS                                                 300
                                                                         -------
OTHER ASSETS & LIABILITIES, NET - 0.8%                                       245

NET ASSETS - 100.0%                                                      $30,372
                                                                         -------


NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.

(c) These securities, or a portion thereof, are being used to collateralize open futures contracts.

(d) This is a restricted security which was acquired at a cost of $99. This security represents 3.0% of the Fund's net assets at January 31, 2000.

(e)  Cost for federal income tax purposes is the same.

(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. This security is payable on demand and is secured by either letters of credit or other credit support agreements from banks. The rate listed is as of January 31, 2000.


   Acronym                          Name
   -------                          ----
    IFRN                 Inverse Floating Rate Note


Short futures contracts open at January 31, 2000:

                       Par value                                  Unrealized
                      covered by            Expiration           appreciation
Type                   contracts               month              at 01/31/00
----                   ---------               -----              -----------
Treasury Bond           $1,000                 March                  $20


See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES


January 31, 2000
(In thousands except for per share amounts and footnotes)


ASSETS
Investments at value (cost $31,088)                                     $ 29,827
Short-term obligations                                                       300
                                                                        --------
                                                                          30,127
Receivable for:
  Interest                                              $    330
  Fund shares sold                                            15
  Variation margin on futures                                  1
Other                                                         27             373
                                                        --------        --------
  Total Assets                                                            30,500

LIABILITIES
Payable for:
  Fund shares repurchased                                     61
  Distributions                                               40
Accrued :
  Management fee                                              13
  Bookkeeping fee                                              2
  Transfer agent fee                                           3
  Deferred Trustees fees                                       3
Other                                                          6
                                                        --------
  Total Liabilities                                                          128
                                                                        --------
  Net Assets                                                            $ 30,372
                                                                        --------

NET ASSETS
Net asset value & redemption price per share --
  Class A ($15,746/2,313)                                               $   6.81 (a)
                                                                        --------
Maximum offering price per share --
  Class A ($6.81/0.9525)                                                $   7.15 (b)
                                                                        --------
Net asset value & offering price per share --
  Class B ($13,932/2,046)                                               $   6.81 (a)
                                                                        --------
Net asset value & offering price per share --
  Class C ($694/102)                                                    $   6.81 (a)
                                                                        --------

COMPOSITION OF NET ASSETS
Capital paid in                                                         $ 32,646
Overdistributed net investment income                                        (29)
Accumulated net realized loss                                             (1,004)
Net unrealized appreciation (depreciation) on:
  Investments                                                             (1,261)
  Open futures contracts                                                      20
                                                                        --------
                                                                        $ 30,372
                                                                        --------


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.



STATEMENT OF OPERATIONS

For the Year Ended January 31, 2000
(In thousands)



INVESTMENT INCOME
Interest                                                                $  1,831

EXPENSES
Management fee                                          $    166
Service fee                                                   60
Distribution fee -- Class B                                  118
Distribution fee -- Class C                                    5
Transfer agent fee                                            51
Bookkeeping fee                                               27
Trustees fee                                                   8
Audit fee                                                     18
Legal fee                                                      6
Custodian fee                                                  2
Registration fee                                              17
Reports to shareholders                                       11
Other                                                          4
                                                        --------
Total expenses                                               493

Fees waived by the Distributor -- Class C                     (2)
Custodian credits earned                                      (2)            489
                                                        --------        --------
  Net Investment Income                                                    1,342
                                                                        --------

Net Realized & Unrealized Gain (Loss)
on Portfolio Positions
Net realized gain (loss) on:
  Investments                                               (278)
  Closed futures contracts                                    20
  Net Realized Loss                                     --------           (258)


Net change in unrealized appreciation/depreciation
during the period on:
  Investments                                             (3,425)
  Open futures contracts                                       4
                                                        --------
  Net Change in Unrealized Appreciation/
    Depreciation                                                          (3,421)
                                                                        --------
  Net Loss                                                                (3,679)
                                                                        --------

DECREASE IN NET ASSETS FROM OPERATIONS                                  $ (2,337)
                                                                        --------




See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

(In thousands)


                                                                   YEARS ENDED JANUARY 31,
                                                                   -----------------------
INCREASE (DECREASE) IN NET ASSETS                                   2000            1999
                                                                    ----            ----
OPERATIONS:
Net investment income                                             $  1,342        $  1,389
Net realized gain (loss)                                              (258)            569
Net change in unrealized appreciation/depreciation                  (3,421)            185
                                                                  --------        --------
     Net Increase (Decrease) from Operations                        (2,337)          2,143

DISTRIBUTIONS:
From net investment income -- Class A                                 (736)           (753)
In excess of net investment income -- Class A                           --             (18)
From net investment income -- Class B                                 (575)           (661)
In excess of net investment income -- Class B                           --             (16)
From net investment income -- Class C                                  (30)            (10)
In excess of net investment income -- Class C                           --             (a)
                                                                  --------        --------
                                                                    (3,678)            685
                                                                  --------        --------

FUND SHARE TRANSACTIONS:
Receipts for shares sold -- Class A                                  3,670           1,709
Value of distributions reinvested -- Class A                           442             459
Cost of shares repurchased -- Class A                               (2,931)         (2,497)
                                                                  --------        --------
                                                                     1,181            (329)
                                                                  --------        --------
Receipts for shares sold -- Class B                                  1,441           1,309
Value of distributions reinvested -- Class B                           290             352
Cost of shares repurchased -- Class B                               (3,454)         (1,968)
                                                                  --------        --------
                                                                    (1,723)           (307)
                                                                  --------        --------
Receipts for shares sold -- Class C                                    411             369
Value of distributions reinvested -- Class C                            23               9
Cost of shares repurchased -- Class C                                 (160)            (56)
                                                                  --------        --------
                                                                       274             322
                                                                  --------        --------
Net Decrease from Fund Share Transactions                             (268)           (314)
                                                                  --------        --------
     Total Increase (Decrease)                                      (3,946)            371

NET ASSETS
Beginning of period                                                 34,318          33,947
                                                                  --------        --------
End of period (net of overdistributed net investment income
         of $29 and $29, respectively)                            $ 30,372        $ 34,318
                                                                  ========        ========

NUMBER OF FUND SHARES
Sold -- Class A                                                        501             228
Issued for distributions reinvested -- Class A                          61              61
Repurchased -- Class A                                                (409)           (334)
                                                                  --------        --------
                                                                       153             (45)
                                                                  --------        --------
Sold -- Class B                                                        201             175
Issued for distributions reinvested -- Class B                          40              47
Repurchased -- Class B                                                (481)           (265)
                                                                  --------        --------
                                                                      (240)            (43)
                                                                  --------        --------
Sold -- Class C                                                         55              49
Issued for distributions reinvested -- Class C                           3               1
Repurchased -- Class C                                                 (22)             (7)
                                                                  --------        --------
                                                                        36              43
                                                                  --------        --------


(a)  Rounds to less than one.



8   See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

January 31, 2000



NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:

Colonial North Carolina Tax-Exempt Fund (the Fund), a series of Liberty Funds Trust V, formerly Colonial Trust V, is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and North Carolina state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:



                                            CONVERTS TO
                ORIGINAL PURCHASE         CLASS A SHARES
                -----------------         --------------
               Less than $250,000             8 years
         $250,000 to less than $500,000       4 years
        $500,000 to less than $1,000,000      3 years


Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:

All income, expenses (other than the Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be

January 31, 2000



distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

         AVERAGE NET ASSETS               ANNUAL FEE RATE
         ------------------               ---------------
          First $2 billion                     0.50%
          Over $2 billion                      0.45%


BOOKKEEPING FEE:

The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $7,395 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $31,007 and $927 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:



               VALUATION OF SHARES            ANNUAL
           OUTSTANDING ON THE 20TH OF           FEE
          EACH MONTH WHICH WERE ISSUED         RATE
          ----------------------------         ----
           Prior to November 30, 1994          0.10%
          On or after December 1, 1994         0.25%


The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's net assets.

The Fund has an agreement with its custodian bank under which $2,064 of custodian fees were reduced by balance credits applied during the year ended January 31, 2000. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:

For the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations were $10,338,718 and $9,726,282, respectively.

Unrealized appreciation (depreciation) at January 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was approximately:

   Gross unrealized appreciation                  $   385,000
   Gross unrealized depreciation                   (1,646,000)
                                                  -----------
     Net unrealized depreciation                  $(1,261,000)
                                                  ===========

CAPITAL LOSS CARRYFORWARDS:

At January 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:



              YEAR OF                CAPITAL LOSS
            EXPIRATION               CARRYFORWARD
            ----------               ------------
               2004                    $356,000
               2005                     124,000
               2007                     293,000
                                       --------
                                       $773,000
                                       ========

January 31, 2000


Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the amount recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended January 31, 2000.

FINANCIAL HIGHLIGHTS


Selected data for a share of each class outstanding throughout each period are as follows:



                                                                  YEAR ENDED JANUARY 31, 2000
                                                   --------------------------------------------------------
                                                     CLASS A             CLASS B               CLASS C
                                                     -------             -------               -------
NET ASSET VALUE, BEGINNING OF PERIOD               $     7.600         $     7.600         $     7.600
                                                   -----------         -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                0.318               0.264               0.285(b)
Net realized and unrealized loss                        (0.790)             (0.790)             (0.790)
                                                   -----------         -----------         -----------
    Total from Investment Operations                    (0.472)             (0.526)             (0.505)
                                                   -----------         -----------         -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                              (0.318)             (0.264)             (0.285)
                                                   -----------         -----------         -----------
Net asset value --
  End of period                                    $     6.810         $     6.810         $     6.810
                                                   ===========         ===========         ===========
  Total return (c)                                       (6.33)%             (7.03)%             (6.75)%(d)
                                                   ===========         ===========         ===========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                              1.11%               1.86%               1.56%(b)
Net investment income (e)                                 4.41%               3.66%               3.96%(b)
Portfolio turnover                                          30%                 30%                 30%
Net assets at end of period (000)                  $    15,746         $    13,932         $       694

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.

(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

2000 FEDERAL TAX INFORMATION (UNAUDITED)

All of the income distributions will be treated as exempt income for federal income tax purposes.

                                                                                        YEAR ENDED JANUARY 31, 1999
                                                                                        ---------------------------
                                                                                   CLASS A       CLASS B         CLASS C
                                                                                   -------       -------         -------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $ 7.450       $ 7.450       $ 7.450
                                                                                   -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                            0.342         0.285         0.307(b)
Net realized and unrealized gain                                                     0.164         0.164         0.164
                                                                                   -------       -------       -------
    Total from Investment Operations                                                 0.506         0.449         0.471
                                                                                   -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                          (0.348)       (0.292)       (0.314)
In excess of net investment income                                                  (0.008)       (0.007)       (0.007)
                                                                                   -------       -------       -------
Total Distributions Declared to Shareholders                                        (0.356)       (0.299)       (0.321)
                                                                                   -------       -------       -------
Net asset value --
  End of period                                                                    $ 7.600       $ 7.600       $ 7.600
                                                                                   =======       =======       =======
  Total return (c) (d)                                                                6.98%         6.17%         6.49%
                                                                                   =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                                          0.81%         1.56%         1.26%(b)
Net investment income (e)                                                             4.55%         3.80%         4.10%(b)
Fees and expenses waived or borne by the Advisor (e)                                  0.29%         0.29%         0.29%
Portfolio turnover                                                                      26%           26%           26%
Net assets at end of period (000)                                                  $16,426       $17,387       $   505

(a)  Net of fees and expenses waived or borne by the Advisor which amounted to:    $ 0.022       $ 0.022       $ 0.022

(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share.

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                           YEARS ENDED JANUARY 31,
                                                  --------------------------------------------------------------------------------
                                                              1998                               1997                  1996
                                                  -----------------------------           ------------------    ------------------
                                                  CLASS A    CLASS B     CLASS C (b)      CLASS A    CLASS B    CLASS A    CLASS B
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $ 7.120    $ 7.120    $ 7.350           $ 7.270    $ 7.270    $ 6.680    $ 6.680
                                                  -------    -------    -------           -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                           0.373      0.319      0.168(c)          0.376      0.322      0.386      0.334
Net realized and unrealized gain (loss)             0.327      0.327      0.100            (0.150)    (0.150)     0.588      0.588
                                                  -------    -------    -------           -------    -------    -------    -------
    Total from Investment Operations                0.700      0.646      0.268             0.226      0.172      0.974      0.922
                                                  -------    -------    -------           -------    -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                         (0.370)    (0.316)    (0.168)           (0.376)    (0.322)    (0.384)    (0.332)
                                                  -------    -------    -------           -------    -------    -------    -------
Net Asset Value --
  End of Period                                   $ 7.450    $ 7.450    $ 7.450           $ 7.120    $ 7.120    $ 7.270    $ 7.270
                                                  =======    =======    =======           =======    =======    =======    =======
  Total return (d) (e)                              10.10%      9.28%      3.69%(f)          3.29%      2.51%     14.91%     14.07%
                                                  =======    =======    =======           =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                         0.49%      1.24%      0.96%(c)(h)       0.45%      1.20%      0.33%      1.08%
Net investment income (g)                            5.11%      4.36%      4.55%(c)(h)       5.29%      4.54%      5.47%      4.72%
Fees waived or borne by the Advisor (g)              0.64%      0.64%      0.63%(h)          0.66%      0.66%      0.76%      0.76%
Portfolio turnover                                     23%        23%        23%               38%        38%        34%        34%
Net assets at end of period (000)                 $16,425    $17,348    $   174           $16,522    $17,427    $15,813    $18,593

(a)  Net of fees and expenses waived or borne
     by the Advisor which amounted to:            $ 0.047    $ 0.047    $ 0.047           $ 0.047    $ 0.047    $ 0.053    $ 0.053

(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.

(c) Net of fees waived by Distributor which amounted to $0.011 per share and 0.30%.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES OF LIBERTY FUNDS TRUST V AND THE SHAREHOLDERS OF COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial North Carolina Tax-Exempt Fund (the "Fund") (a series of Liberty Funds Trust V, formerly Colonial Trust V) at January 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.





PricewaterhouseCoopers LLP
Boston, Massachusetts
March 10, 2000

TRUSTEES & TRANSFER AGENT



TOM BLEASDALE

Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN V. CARBERRY

Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS

Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL

Private Investor (formerly Senior Vice President - Operations, The Rockport Company)

RICHARD W. LOWRY

Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA

Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER

Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.

Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER

Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

THOMAS E. STITZEL

Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN

Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE

Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)



IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial North Carolina Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial North Carolina Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.


ANNUAL REPORT:

COLONIAL NORTH CAROLINA TAX-EXEMPT FUND

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.



                                 L I B E R T Y
                       ----------------------------------
                                   F U N D S



ALL-STAR            INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL
                    INVESTORS.

COLONIAL            FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE HUSON        A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.

NEWPORT             A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE           SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

[KEYPORT LOGO]           A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.


Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.



BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.


NORTH CAROLINA TAX-EXEMPT FUND                           ANNUAL REPORT

[LIBERTY FUNDS LOGO]

ALL-STAR - COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR

          Liberty Funds Distributor, Inc. (c)2000
          One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
          www.libertyfunds.com


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